                                                                       EXHIBIT 1



                                                               September 2, 1997

COWEN & COMPANY
MONTGOMERY SECURITIES
BEAR, STEARNS & CO. INC.
MERRILL LYNCH PIERCE FENNER &
     SMITH INCORPORATED
         As Representatives of the
         several Underwriters

c/o Cowen & Company
Financial Square
New York, New York  10005

Dear Sirs:

         In order to induce Applied Graphics Technologies, Inc., a Delaware corporation (the "Company"), Applied Printing Technologies, L.P., a Delaware limited partnership, SpotLink, Inc., a California corporation, Cowen & Company ("Cowen"), Montgomery Securities ("Montgomery"), Bear, Stearns & Co. Inc. ("Bear Stearns") and Merrill Lynch Pierce Fenner & Smith Incorporated (together with Cowen, Montgomery and Bear Stearns, the "Representatives"), to enter into a proposed underwriting agreement with respect to the public offering of shares of the Company's Common Stock, $.01 par value ("Common Stock"), pursuant to the registration statement on Form S-3 (File No. 333-32121) the undersigned hereby agrees that, for a period of 90 days following the date of the Company's final prospectus relating to such offering, the undersigned will not, without the prior written consent of Cowen, directly or indirectly, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts or dispositions by estate representatives (collectively, "Permitted Transfers"), any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (such shares, the "Beneficially Owned Shares")). Anything contained herein to the contrary notwithstanding, any person that receives shares of Common Stock or Beneficially Owned Shares as the result of a Permitted Transfer shall, as a condition to such Permitted Transfer, execute an agreement with the Representatives in the form of this Agreement.

         In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of applicable legends and/or stop-transfer orders with the transfer agent of the Company's Common Stock with respect to any Beneficially Owned Shares.



                                        Applied Printing Technologies, L.P.
                                        By: Applied Printing Technologies, Inc.

                                        /s/ Fred Drasner
                                        -------------------------
                                        (Signature)

                                        Fred Drasner
                                        -------------------------
                                        (Name - Please Type)

                                        77 Moonachie Avenue
                                        -------------------------
                                        Moonachie, NJ 07074
                                        -------------------------
                                        (Address)

                                        521560199
                                        -------------------------
                                        (Social Security or Taxpayer
                                        Identification Number)

                                                               September 2, 1997

COWEN & COMPANY
MONTGOMERY SECURITIES
BEAR, STEARNS & CO. INC.
MERRILL LYNCH PIERCE FENNER &
     SMITH INCORPORATED
         As Representatives of the
         several Underwriters

c/o Cowen & Company
Financial Square
New York, New York  10005

Dear Sirs:

         In order to induce Applied Graphics Technologies, Inc., a Delaware corporation (the "Company"), Applied Printing Technologies, L.P., a Delaware limited partnership, SpotLink, Inc., a California corporation, Cowen & Company ("Cowen"), Montgomery Securities ("Montgomery"), Bear, Stearns & Co. Inc. ("Bear Stearns") and Merrill Lynch Pierce Fenner & Smith Incorporated (together with Cowen, Montgomery and Bear Stearns, the "Representatives"), to enter into a proposed underwriting agreement with respect to the public offering of shares of the Company's Common Stock, $.01 par value ("Common Stock"), pursuant to the registration statement on Form S-3 (File No. 333-32121) the undersigned hereby agrees that, for a period of 90 days following the date of the Company's final prospectus relating to such offering, the undersigned will not, without the prior written consent of Cowen, directly or indirectly, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts or dispositions by estate representatives (collectively, "Permitted Transfers"), any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (such shares, the "Beneficially Owned Shares")). Anything contained herein to the contrary notwithstanding, any person that receives shares of Common Stock or Beneficially Owned Shares as the result of a Permitted Transfer shall, as a condition to such Permitted Transfer, execute an agreement with the Representatives in the form of this Agreement.

         In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of applicable legends and/or stop-transfer orders with the transfer agent of the Company's Common Stock with respect to any Beneficially Owned Shares.



                                        /s/ Mortimer B. Zuckerman
                                        -------------------------
                                        (Signature)

                                        Mortimer B. Zuckerman
                                        -------------------------
                                        (Name - Please Type)

                                        450 West 33rd Street
                                        -------------------------
                                        New York, NY 10001-2661
                                        -------------------------
                                        (Address)


                                        -------------------------
                                        (Social Security or Taxpayer
                                        Identification Number)

                                                               September 2, 1997

COWEN & COMPANY
MONTGOMERY SECURITIES
BEAR, STEARNS & CO. INC.
MERRILL LYNCH PIERCE FENNER &
     SMITH INCORPORATED
         As Representatives of the
         several Underwriters

c/o Cowen & Company
Financial Square
New York, New York  10005

Dear Sirs:

         In order to induce Applied Graphics Technologies, Inc., a Delaware corporation (the "Company"), Applied Printing Technologies, L.P., a Delaware limited partnership, SpotLink, Inc., a California corporation, Cowen & Company ("Cowen"), Montgomery Securities ("Montgomery"), Bear, Stearns & Co. Inc. ("Bear Stearns") and Merrill Lynch Pierce Fenner & Smith Incorporated (together with Cowen, Montgomery and Bear Stearns, the "Representatives"), to enter into a proposed underwriting agreement with respect to the public offering of shares of the Company's Common Stock, $.01 par value ("Common Stock"), pursuant to the registration statement on Form S-3 (File No. 333-32121) the undersigned hereby agrees that, for a period of 90 days following the date of the Company's final prospectus relating to such offering, the undersigned will not, without the prior written consent of Cowen, directly or indirectly, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase or otherwise dispose of, other than by operation of law, gifts or dispositions by estate representatives (collectively, "Permitted Transfers"), any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission (such shares, the "Beneficially Owned Shares")). Anything contained herein to the contrary notwithstanding, any person that receives shares of Common Stock or Beneficially Owned Shares as the result of a Permitted Transfer shall, as a condition to such Permitted Transfer, execute an agreement with the Representatives in the form of this Agreement.

         In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of applicable legends and/or stop-transfer orders with the transfer agent of the Company's Common Stock with respect to any Beneficially Owned Shares.



                                        /s/ Fred Drasner
                                        -------------------------
                                        (Signature)

                                        Fred Drasner
                                        -------------------------
                                        (Name - Please Type)

                                        77 Moonachie Avenue
                                        ------------------------
                                        Moonachie, NJ 07074
                                        -------------------------
                                        (Address)


                                        -------------------------
                                        (Social Security or Taxpayer
                                        Identification Number)